--------------------------------------------------------------------------------

CBA(R)                                                                       CBA

--------------------------------------------------------------------------------

CBA                                                                          CBA

--------------------------------------------------------------------------------

CBA Money Fund
--------------------------------------------------------------------------------
Semi-Annual Report
August 31, 2000

CBA Money Fund
Dear Shareholder:

For the six-month period ended August 31, 2000, CBA Money Fund paid shareholders a net annualized dividend of 5.68%.* The Fund's 7-day yield as of August 31, 2000 was 5.94%.

The average portfolio maturity for CBA Money Fund at August 31, 2000 was 63 days, compared to 59 days at February 29, 2000.

The Environment

By August 31, 2000, it seemed that the economy was beginning to moderate from the unsustainable growth rate of the previous three quarters. The 100 basis point (1.00%) increase in the Federal Funds rate so far this year has begun to have an effect. The unbridled enthusiasm for US equities also moderated, with major equity indexes slightly negative for the year. Earnings shortfalls and slower economic growth have combined to bring stock prices to more realistic levels. Evidence of slowing consumer demand has been seen in auto sales, which are running behind 1999's rate. Real estate sales are mixed, but the overall trend may be an indication that higher interest rates are slowing down this sector as well. Although the labor market is still tight, with the unemployment rate hovering around 4%, continued productivity gains will most likely alleviate inflationary pressures from gains in wages and benefits. The extraordinary rise in oil and gasoline prices during the spring and summer have undoubtedly had an influence on consumers' perceptions, and may have contributed to the drop in consumer confidence. Investors are hoping that the economy has a soft landing, with gross domestic product growth more in line with the Federal Reserve Board's target of about 3%, making further rate increases unnecessary.

Portfolio Matters

During the majority of the six-month period ended August 31, 2000, we maintained a defensive stance for the Fund, given the rising interest rate environment.

Toward the end of the period, signs of decreased growth within the economy led us to become more constructive. In anticipation of any possible continuing Federal Reserve Board tightening, we purchased commercial paper maturing prior to each of the Federal Open Market Committee meetings to benefit from the increase in interest rates. As the Treasury Department continued efforts to reduce supply in the long end of the yield curve, we believed there would be increased issuance of three-month Treasury bills, so we purchased floating rate notes linked to three-month bills. During the last half of the period, we took advantage of additional tightening that was priced into the market by purchasing one-year fixed rate bank notes at yields that compensated for the potential of higher interest rates. Going forward, we believe that interest rates will remain unchanged as long as productivity gains continue to negate inflationary pressures.

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

The portfolio's composition at the end of the August period and as of our last report is detailed below:

                                                         8/31/00         2/29/00
                                                         -------         -------
Bank Notes .....................................            4.0%           7.6%
Certificates of Deposit ........................            1.2            1.0
Certificates of Deposit--
   European ....................................            2.3             --
Certificates of Deposit--
   Yankee+ .....................................           16.2           10.3
Commercial Paper ...............................           45.6           50.5
Corporate Notes ................................            2.3            2.7
Funding Agreements .............................            2.5            2.5
Medium-Term Notes ..............................           14.1           15.9
Promissory Notes ...............................            1.9            1.6
US Government &
   Agency Obligations--
   Non-Discount Notes ..........................            9.3            7.8
Other Assets Less Liabilities ..................            0.6            0.1
                                                          -----          -----
                                                          100.0%         100.0%
                                                          =====          =====

+     US branches of foreign banks.

In Conclusion

We appreciate your continued support of CBA Money Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Robert Sabatino

Robert Sabatino
Vice President and Portfolio Manager

September 28, 2000

CBA Money Fund
Schedule of Investments as of August 31, 2000                     (in Thousands)

--------------------------------------------------------------------------------
                               Face    Interest      Maturity
Issue                         Amount     Rate*         Date         Value
--------------------------------------------------------------------------------
                                Bank Notes--4.0%
--------------------------------------------------------------------------------
Bank of America, NA          $30,000     6.65+ %      6/06/01     $ 29,996
--------------------------------------------------------------------------------
Comerica Bank                 25,000     6.64+        6/01/01       24,995
--------------------------------------------------------------------------------
First USA Bank NA             20,000    6.215        10/18/00       19,982
--------------------------------------------------------------------------------
U.S. Bank, NA                 10,000     6.71+       12/20/00       10,001
--------------------------------------------------------------------------------
Total Bank Notes (Cost--$84,990) ............................       84,974
--------------------------------------------------------------------------------
                          Certificates of Deposit--1.2%
--------------------------------------------------------------------------------
SouthTrust Bank, NA           25,000     6.86        12/19/00       25,004
--------------------------------------------------------------------------------
Total Certificates of Deposit (Cost--$25,000) ...............       25,004
--------------------------------------------------------------------------------
                     Certificates of Deposit--European--2.3%
--------------------------------------------------------------------------------
Bayerische Hypo und-           9,000     6.93        12/27/00        9,003
Vereinsbank AG, London
--------------------------------------------------------------------------------
Landesbank Baden-             40,000     6.67        10/20/00       40,004
Wurttemberg, London
--------------------------------------------------------------------------------
Total Certificates of Deposit--European
(Cost--$48,999) .............................................       49,007
--------------------------------------------------------------------------------
                     Certificates of Deposit--Yankee--16.2%
--------------------------------------------------------------------------------
Banco Bilbao                  27,000     6.88         8/24/01       26,986
Vizcaya Argentina
S.A., NY
--------------------------------------------------------------------------------
Bank Austria AG, NY           22,000     6.06        11/20/00       21,956
--------------------------------------------------------------------------------
Bank of Nova                  25,000     6.78         2/22/01       24,973
Scotia, NY
--------------------------------------------------------------------------------
Bayerische                    27,000     6.61         3/07/01       26,949
Landesbank
Girozentrale, NY
--------------------------------------------------------------------------------
Commerzbank AG, NY            25,750     6.76         3/27/01       25,721
                              27,000     7.09         6/22/01       27,023
                              17,000     7.00         8/02/01       17,008
                              23,000     6.89         8/20/01       22,989
--------------------------------------------------------------------------------
Credit Communal de            10,000     5.96        10/02/00        9,991
Belgique, NY
--------------------------------------------------------------------------------
Royal Bank of                 25,000     6.62+        6/07/01       24,990
Canada, NY                    50,000    6.615+        7/06/01       50,000
--------------------------------------------------------------------------------
Svenska                       15,000     6.65         3/06/01       14,974
Handelsbanken                 23,000     6.98         7/12/01       23,003
AB, NY
--------------------------------------------------------------------------------
Westdeutsche                  25,000     6.55+        3/23/01       24,993
Landesbank
Girozentrale, NY
--------------------------------------------------------------------------------
Total Certificates of Deposit--Yankee
(Cost--$341,650) ............................................      341,556
--------------------------------------------------------------------------------
                            Commercial Paper--45.6%
--------------------------------------------------------------------------------
AT&T Corporation              30,000     6.56         3/08/01       29,997
                              16,000    6.751         7/13/01       16,003
--------------------------------------------------------------------------------
American Honda                11,000     6.60         9/11/00       10,978
Finance Corp.
--------------------------------------------------------------------------------
Amsterdam Funding             20,000     6.51        10/03/00       19,881
Corporation                   41,543     6.52        10/06/00       41,272
--------------------------------------------------------------------------------
Apreco, Inc.                  25,000     6.55        10/16/00       24,793
--------------------------------------------------------------------------------
Asset Securitization          43,000     6.57        10/05/00       42,727
Cooperative Corp.
--------------------------------------------------------------------------------
Bear Stearns                  50,000     6.54        10/23/00       49,522
Companies, Inc.
--------------------------------------------------------------------------------
Bills Securitization Ltd.     15,000     6.61         9/06/00       14,983
                               7,211     6.52         9/07/00        7,202
                              20,000     6.61         9/14/00       19,949
--------------------------------------------------------------------------------
CBA (Delaware)                10,000     6.60         2/01/01        9,722
Finance Inc.
--------------------------------------------------------------------------------
CSW Credit Inc.               23,000     6.53        10/05/00       22,854
--------------------------------------------------------------------------------
Clipper Receivables           17,038     6.61         9/06/00       17,019
Corp.
--------------------------------------------------------------------------------
Corporate Receivables         25,000     6.60         9/19/00       24,914
Corp.
--------------------------------------------------------------------------------
Credit Suisse First           30,000     6.65        12/15/00       29,426
Boston International
(Guernsey) Ltd.
--------------------------------------------------------------------------------
Delaware Funding Corp.        20,312     6.53        10/16/00       20,144
--------------------------------------------------------------------------------
Den Norske Bank ASA           25,000     6.53         2/14/01       24,246
--------------------------------------------------------------------------------
EW Scripps                    11,440     6.60         9/14/00       11,411
Company (The)
--------------------------------------------------------------------------------
Edison Asset                  62,000     6.56        10/23/00       61,408
Securitization, LLC
--------------------------------------------------------------------------------
Formosa Plastics Corp-         9,750     6.63         9/07/00        9,738
oration, USA, Series B
--------------------------------------------------------------------------------
Forrestal Funding             20,000     6.57        10/13/00       19,845
Master Trust                  25,000     6.57        10/19/00       24,780
--------------------------------------------------------------------------------
Fortis Funding LLC            40,000     6.53        10/10/00       39,711
--------------------------------------------------------------------------------
General Electric              10,000    6.695        10/04/00        9,998
Capital Corp.
--------------------------------------------------------------------------------
Goldman Sachs                 48,000     6.55        10/17/00       47,594
Group, Inc.
--------------------------------------------------------------------------------
Intrepid Funding              43,884     6.54        11/02/00       43,386
Master Trust
--------------------------------------------------------------------------------
Monte Rosa Capital            20,703     6.51        10/02/00       20,583
Corporation
--------------------------------------------------------------------------------
Nordbanken North              25,000     6.60         1/26/01       24,332
America, Inc.
--------------------------------------------------------------------------------
Park Avenue                   15,207     6.51        10/04/00       15,114
Receivables Corp.
--------------------------------------------------------------------------------
Salomon, Smith                25,000     6.60         9/20/00       24,909
Barney Holdings, Inc.
--------------------------------------------------------------------------------
Spintab AB                    20,000    6.585         1/29/01       19,455
--------------------------------------------------------------------------------

CBA Money Fund
Schedule of Investments as of August 31, 2000 (concluded)         (in Thousands)

--------------------------------------------------------------------------------
                              Face     Interest     Maturity
Issue                        Amount      Rate*        Date        Value
--------------------------------------------------------------------------------
                          Commercial Paper (concluded)
--------------------------------------------------------------------------------
Tulip Funding Corp.         $15,000      6.62 %      9/13/00    $   14,965
                             25,000      6.55       10/25/00        24,753
--------------------------------------------------------------------------------
UBS Finance                  18,382      6.60        9/05/00        18,365
(Delaware) Inc.
--------------------------------------------------------------------------------
Unilever Capital Corp.       15,000     6.649        9/07/01        15,000
--------------------------------------------------------------------------------
Variable Funding             25,000      6.62        9/07/00        24,968
Capital Corp.
--------------------------------------------------------------------------------
WCP Funding Inc.             45,000      6.60        9/19/00        44,845
--------------------------------------------------------------------------------
Woolwich PLC                 18,000     6.625       12/18/00        17,646
--------------------------------------------------------------------------------
Total Commercial Paper (Cost--$958,353) ....................       958,438
--------------------------------------------------------------------------------
                             Corporate Notes--2.3%
--------------------------------------------------------------------------------
LINCS, Series 1998-2         10,000     6.619+       3/01/01        10,000
--------------------------------------------------------------------------------
LINCS, Series 1998-6         14,500     6.689+      10/18/00        14,500
--------------------------------------------------------------------------------
SMM Trust,                   23,000     6.845+       9/25/00        23,000
Series 1999-H
--------------------------------------------------------------------------------
Total Corporate Notes (Cost--$47,500) ......................        47,500
--------------------------------------------------------------------------------
                            Funding Agreements--2.5%
--------------------------------------------------------------------------------
Jackson National             25,000      6.67+       5/01/01        25,000
Life Insurance Co.
--------------------------------------------------------------------------------
Metropolitan Life            13,000      6.67+       5/01/01        13,000
Insurance Company
--------------------------------------------------------------------------------
Monumental Life              10,000     6.765+       8/17/01        10,000
Insurance Company
--------------------------------------------------------------------------------
Principal Life                5,000      6.72+       5/16/01         5,000
Insurance Company
--------------------------------------------------------------------------------
Total Funding Agreements
(Cost--$53,000) ............................................         53,000
--------------------------------------------------------------------------------
                            Medium-Term Notes--14.1%
--------------------------------------------------------------------------------
American Honda               17,750     6.754+      11/07/00        17,751
Finance Corp.
--------------------------------------------------------------------------------
Associates Corporation       12,000     6.773+       6/26/01        12,000
of North America
--------------------------------------------------------------------------------
Citigroup                    23,500      6.59+       6/06/01        23,500
--------------------------------------------------------------------------------
Ford Motor                   16,000      6.77+      10/02/00        16,000
Credit Company               25,000      6.61+      11/24/00        24,997
--------------------------------------------------------------------------------
General Motors               18,000      6.83+       9/01/00        18,000
Acceptance Corp.             20,000      6.74+      10/06/00        20,000
                              8,000      6.99+      12/01/00         8,002
                              7,000      6.68        2/27/01         6,998
                             20,000      6.66+       7/09/01        19,990
--------------------------------------------------------------------------------
Goldman Sachs                 5,000      6.85+       9/12/01         5,000
Group, Inc.
--------------------------------------------------------------------------------
Household Finance            40,000     6.715+       7/20/01        39,988
Corp.                         9,100      6.94+       8/24/01         9,110
--------------------------------------------------------------------------------
Morgan Stanley,              15,000      6.90+       3/13/01        15,012
Dean Witter & Co.            60,000     6.606+       3/16/01        60,000
--------------------------------------------------------------------------------
Total Medium-Term Notes
(Cost--$296,325) ...........................................       296,348
--------------------------------------------------------------------------------
                             Promissory Notes--1.9%
--------------------------------------------------------------------------------
Goldman Sachs                40,000      6.63+       3/21/01        40,000
Group, Inc.
--------------------------------------------------------------------------------
Total Promissory Notes (Cost--$40,000) .....................        40,000
--------------------------------------------------------------------------------
                      US Government & Agency Obligations--
                            Non-Discount Notes--9.3%
--------------------------------------------------------------------------------
Federal Home                 25,000     6.843+      11/09/01        25,000
Loan Banks
--------------------------------------------------------------------------------
Federal Home Loan            10,000      5.05       11/17/00         9,963
Mortgage Corporation         10,000      5.18       11/24/00         9,963
                              5,000      5.25        1/19/01         4,971
                              5,000      5.15        1/26/01         4,968
--------------------------------------------------------------------------------
Federal National             12,000      4.89       10/13/00        11,977
Mortgage Association          5,000      5.21        1/26/01         4,970
                             10,000      5.37        4/05/01         9,922
                             40,000     6.623+       9/17/01        39,968
--------------------------------------------------------------------------------
Student Loan                 35,000     6.973+       9/29/00        35,000
Marketing Association        20,000     6.843+       8/23/01        19,993
--------------------------------------------------------------------------------
US Treasury Notes             5,800      4.50        9/30/00         5,790
                              5,000     4.625       12/31/00         4,970
                              8,200      5.00        4/30/01         8,126
--------------------------------------------------------------------------------
Total US Government & Agency
Obligations--Non-Discount Notes
(Cost--$195,950) ...........................................       195,581
--------------------------------------------------------------------------------
Total Investments (Cost--$2,091,767)--99.4% ................     2,091,408
Other Assets Less Liabilities--0.6% ........................        12,648
                                                                 ---------
Net Assets--100.0% .........................................    $2,104,056
                                                                ==========
================================================================================

* Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are those in effect at August 31, 2000.
+     Variable rate notes.

      See Notes to Financial Statements.

CBA Money Fund
Statement of Assets and Liabilities as of August 31, 2000

----------------------------------------------------------------------------------------------------------------------
Assets:
Investments, at value (identified cost--$2,091,766,532*) ............................                  $ 2,091,408,075
Cash ................................................................................                           16,752
Receivables:
   Interest .........................................................................   $ 14,996,924
   Securities sold ..................................................................         14,000        15,010,924
                                                                                        ------------
Prepaid registration fees and other assets ..........................................                           82,670
                                                                                                       ---------------
Total assets ........................................................................                    2,106,518,421
                                                                                                       ---------------
Liabilities:
Payables:
   Investment adviser ...............................................................        654,483
   Distributor ......................................................................        513,978
   Beneficial interest redeemed .....................................................          5,582
   Dividends to shareholders ........................................................             43         1,174,086
                                                                                        ------------
Accrued expenses and other liabilities ..............................................                        1,288,030
                                                                                                       ---------------
Total liabilities ...................................................................                        2,462,116
                                                                                                       ---------------
Net Assets ..........................................................................                  $ 2,104,056,305
                                                                                                       ===============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of
shares authorized ...................................................................                  $   210,441,476
Paid-in capital in excess of par ....................................................                    1,893,973,286
Unrealized depreciation on investments--net .........................................                         (358,457)
                                                                                                       ---------------
Net Assets--Equivalent to $1.00 per share based on 2,104,414,763 shares of beneficial
interest outstanding ................................................................                  $ 2,104,056,305
                                                                                                       ===============

* The aggregate cost of investments at August 31, 2000 for Federal income tax purposes was $2,091,766,532. As of August 31, 2000, net unrealized depreciation for Federal income tax purposes amounted to $358,457, of which $195,559 related to appreciated securities and $554,016 related to depreciated securities.

      See Notes to Financial Statements.

CBA Money Fund
Statement of Operations for the Six Months Ended August 31, 2000

------------------------------------------------------------------------------------
Investment Income:
Interest and amortization of premium and
discount earned ........................................                $ 71,240,842

Expenses:
Investment advisory fees ...............................   $4,643,683
Transfer agent fees ....................................    1,758,067
Distribution fees ......................................    1,381,266
Accounting services ....................................      137,866
Printing and shareholder reports .......................       78,726
Registration fees ......................................       66,859
Custodian fees .........................................       60,233
Professional fees ......................................       39,358
Trustees' fees and expenses ............................       20,804
Pricing expense ........................................        1,606
Other ..................................................       13,840
                                                           ----------
Total expenses .........................................                   8,202,308
                                                                        ------------
Investment Income--Net .................................                  63,038,534

Realized Loss on Investments--Net ......................                      (2,700)

Change in Unrealized Depreciation on Investments--Net ..                   1,119,301
                                                                        ------------
Net Increase in Net Assets Resulting from Operations ...                $ 64,155,135
                                                                        ============

See Notes to Financial Statements.

CBA Money Fund
Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------------------------
                                                                                  For the Six          For the
                                                                                  Months Ended        Year Ended
Increase (Decrease) in Net Assets:                                              August 31, 2000   February 29, 2000
-------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ......................................................   $    63,038,534    $   115,384,496
Realized loss on investments--net ...........................................            (2,700)           (16,789)
Change in unrealized depreciation on investments--net .......................         1,119,301           (770,957)
                                                                                ---------------    ---------------
Net increase in net assets resulting from operations ........................        64,155,135        114,596,750
                                                                                ---------------    ---------------
Dividends to Shareholders:
Dividends to shareholders from investment income--net .......................       (63,035,834)      (115,367,707)
                                                                                ---------------    ---------------
Beneficial Interest Transactions:
Net proceeds from sale of shares ............................................     2,305,517,859      5,672,897,263
Net asset value of shares issued to shareholders in reinvestment
  of dividends ..............................................................        62,907,735        115,146,469
                                                                                ---------------    ---------------
                                                                                  2,368,425,594      5,788,043,732
Cost of shares redeemed .....................................................    (2,691,376,799)    (5,918,673,300)
                                                                                ---------------    ---------------
Net decrease in net assets derived from beneficial interest transactions ....      (322,951,205)      (130,629,568)
                                                                                ---------------    ---------------
Net Assets:
Total decrease in net assets ................................................      (321,831,904)      (131,400,525)
Beginning of period .........................................................     2,425,888,209      2,557,288,734
                                                                                ---------------    ---------------
End of period ...............................................................   $ 2,104,056,305    $ 2,425,888,209
                                                                                ===============    ===============

      See Notes to Financial Statements.

CBA Money Fund
Financial Highlights

------------------------------------------------------------------------------------------------------------------------
The following per share data and ratios                                                          For the
have been derived from information provided        For the Six      For the                     Year Ended
in the financial statements.                       Months Ended    Year Ended                  February 28,
                                                    August 31,    February 29,   ---------------------------------------
Increase (Decrease) in Net Asset Value:                2000           2000           1999          1998         1997
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period ............. $      1.00    $      1.00    $      1.00   $      1.00   $      1.00
                                                   -----------    -----------    -----------   -----------   -----------
   Investment income--net ........................       .0284          .0473          .0478         .0497         .0475
   Realized and unrealized gain (loss) on
     investments--net ............................       .0005         (.0003)        (.0002)        .0001            --**
                                                   -----------    -----------    -----------   -----------   -----------
Total from investment operations .................       .0289          .0470          .0476         .0498         .0475
                                                   -----------    -----------    -----------   -----------   -----------
Less dividends and distributions:
   Investment income--net ........................      (.0284)        (.0473)        (.0478)       (.0497)       (.0475)
   Realized gain on investments--net .............          --             --         (.0001)       (.0001)           --**
                                                   -----------    -----------    -----------   -----------   -----------
Total dividends and distributions ................      (.0284)        (.0473)        (.0479)       (.0498)       (.0475)
                                                   -----------    -----------    -----------   -----------   -----------
Net asset value, end of period ................... $      1.00    $      1.00    $      1.00   $      1.00   $      1.00
                                                   ===========    ===========    ===========   ===========   ===========
Total Investment Return+ .........................        5.68%*         5.09%          4.91%         5.10%         4.87%
                                                   ===========    ===========    ===========   ===========   ===========
Ratios to Average Net Assets:
Expenses, net of reimbursement ...................         .73%*          .70%           .70%          .70%          .69%
                                                   ===========    ===========    ===========   ===========   ===========
Expenses .........................................         .73%*          .70%           .73%          .74%          .73%
                                                   ===========    ===========    ===========   ===========   ===========
Investment income and realized gain on
investments--net .................................        5.61%*         4.68%          4.79%         4.98%         4.71%
                                                   ===========    ===========    ===========   ===========   ===========
Supplemental Data:
Net assets, end of period (in thousands) ......... $ 2,104,056    $ 2,425,888    $ 2,557,289   $ 2,360,682   $ 2,236,660
                                                   ===========    ===========    ===========   ===========   ===========

*     Annualized.
**    Amount is less than $.0001 per share.
+ The Fund's Investment Adviser voluntarily waived a portion of its management fee when applicable. Without such waiver, the Fund's performance would have been lower.

      See Notes to Financial Statements.

CBA Money Fund
Notes to Financial Statements

1. Significant Accounting Policies:

CBA Money Fund (the "Fund") is a money fund whose shares are offered to subscribers to the Capital Builder Account service of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") and to subscribers to the Broadcort Capital Account service of Broadcort Capital Corp. ("Broadcort"). Shares may also be purchased by individual investors not subscribing to these services, but such investors will not receive any of the special features offered as a part of such services. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments and assets for which market quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Repurchase agreements--The Fund invests in money market securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value.

CBA Money Fund
Notes to Financial Statements (concluded)

Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the first $500 million of average daily net assets, .425% of average daily net assets in excess of $500 million but not exceeding $1 billion, and .375% of average daily net assets in excess of $1 billion.

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which MLPF&S and Broadcort each receive a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund attributable to subscribers to the respective Capital Builder Account and Broadcort Capital Account programs. The MLPF&S distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The Broadcort distribution fee is to compensate selected dealers for activities and services related to the sale, promotion and marketing of shares of the Fund. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S or Broadcort in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Beneficial Interest Transactions:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

Officers and Trustees

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Edward D. Zinbarg--Trustee
Kevin J. McKenna--Senior Vice President
Joseph T. Monagle, Jr.--Senior Vice President
Robert Sabatino--Vice President
Donald C. Burke--Vice President and Treasurer
Ira P. Shapiro--Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*     For inquiries regarding your CBA account, call (800) 247-6400.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CBA Money Fund
Box 9011
Princeton, NJ 08543-9011                                            #11676--8/00

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